EXHIBIT 99.1

                       Deutsche Bank Securities CMO Model
                              Price / Yield Report
Bond Id           : GE03_1_PRICING_FINALADJ A3
Bond Name         : A3 (AAA/AAA 19.000%)
Original Balance  : 156,269,000.00                          Current Balance    : 156,269,000.00
Original Coupon   : 4.371000  %                             Current Coupon     : 4.371000  %
Deal Description  : GECMC 2003-1
Orig. Cutoff Date : 4/1/03                                  Dated Date         : 4/1/03
Settlement Date   : 4/15/03                                 First Payment Date : 5/10/03
Prepay Method     : CPR
Scenario          : 0% CPR (except one loan partial prepay)
Market Levels     : TSY03M TSY06M TSY01Y TSY02Y TSY05Y TSY10Y TSY30Y
                  : 1.6330 1.6330 1.6330 1.6330 2.9300 4.0120 4.9950
Swap Table        : SWP01Y SWP02Y SWP03Y SWP04Y SWP05Y SWP06Y SWP07Y SWP08Y SWP09Y SWP10Y SWP12Y SWP15Y SWP20Y SWP25Y SWP30Y SWP40Y
                  :  28.08  28.08  42.11  46.87  42.79  51.52  54.87  53.95  48.42  42.01  67.01  94.10 117.55 124.32  28.75  27.75
Report Generated  : Tue Apr 8 09:05:21 2003 (v.4.139) /home/abehlman/emikus/deals/cmbs/ge03c1/red/ge03c1_pricing.cmo,
                    /data/strgrp/tsy/mkt.level

                    0.0

   99.750000      4.435
   99.875000      4.414
  100.000000      4.393
  100.125000      4.371
  100.250000      4.350
  100.375000      4.329
  100.500000      4.308
  100.625000      4.287
  100.750000      4.266
  100.875000      4.245
  101.000000      4.225
  101.125000      4.204
  101.250000      4.183
  101.375000      4.162
  101.500000      4.141
  100.625000      4.121
  100.750000      4.100

Ave Life          7.000
Ave Cashflow      6.190
Mod Dur           5.916
Window        1/10-9/11
Sprd/Av1        90.4/av
Sprd/AvCf      107.9/av
Sprd/Tsy       90.4/7.0
SwapSpd            35.5
Bond Loss          0.00
Coll Loss          0.00
Loss Pct          0.00%



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final
Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete.
Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus.
NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER
TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                       Deutsche Bank Securities CMO Model
                              Price / Yield Report
Bond Id           : GE03_1_PRICING_FINALADJ A4
Bond Name         : A4
Original Balance  : 367,323,000.00                          Current Balance    : 367,323,000.00
Original Coupon   : 4.819000  %                             Current Coupon     : 4.819000  %
Deal Description  : GECMC 2003-1
Orig. Cutoff Date : 4/1/03                                  Dated Date         : 4/1/03
Settlement Date   : 4/15/03                                 First Payment Date : 5/10/03
Prepay Method     : CPR
Scenario          : 0% CPR (except one loan partial prepay)
Market Levels     : TSY03M TSY06M TSY01Y TSY02Y TSY05Y TSY10Y TSY30Y
                  : 1.6330 1.6330 1.6330 1.6330 2.9300 4.0120 4.9950
Swap Table        : SWP01Y SWP02Y SWP03Y SWP04Y SWP05Y SWP06Y SWP07Y SWP08Y SWP09Y SWP10Y SWP12Y SWP15Y SWP20Y SWP25Y SWP30Y SWP40Y
                  :  28.08  28.08  42.11  46.87  42.79  51.52  54.87  53.95  48.42  42.01  67.01  94.10 117.55 124.32  28.75  27.75
Report Generated  : Tue Apr 8 09:04:35 2003 (v.4.139) /home/abehlman/emikus/deals/cmbs/ge03c1/red/ge03c1_pricing.cmo,
                    /data/strgrp/tsy/mkt.level

                    0.0

   99.750000      4.885
   99.875000      4.868
  100.000000      4.852
  100.125000      4.835
  100.250000      4.818
  100.375000      4.802
  100.500000      4.785
  100.625000      4.769
  100.750000      4.752
  100.875000      4.736
  101.000000      4.719
  101.125000      4.703
  101.250000      4.687
  101.375000      4.670
  101.500000      4.654
  100.625000      4.637
  100.750000      4.621

Ave Life          9.574
Ave Cashflow      8.074
Mod Dur           7.513
Window        9/11-1/13
Sprd/Av1        83.2/av
Sprd/AvCf      115.7/av
Sprd/Tsy       84.8/9.5
SwapSpd            35.5
Bond Loss          0.00
Coll Loss          0.00
Loss Pct          0.00%



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final
Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete.
Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus.
NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER
TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                       Deutsche Bank Securities CMO Model
                              Price / Yield Report
Bond Id           : GE03_1_PRICING_DL A4
Bond Name         : A4
Original Balance  : 367,323,000.00                          Current Balance    : 367,323,000.00
Original Coupon   : 4.819000  %                             Current Coupon     : 4.819000  %
Deal Description  : GECMC 2003-1
Orig. Cutoff Date : 4/1/03                                  Dated Date         : 4/1/03
Settlement Date   : 4/15/03                                 First Payment Date : 5/10/03
Prepay Method     : CPR
Scenario          : Lockout YM only
Market Levels     : TSY03M TSY06M TSY01Y TSY02Y TSY05Y TSY10Y TSY30Y
                  : 1.6330 1.6330 1.6330 1.6330 2.9300 4.0120 4.9950
Swap Table        : SWP01Y SWP02Y SWP03Y SWP04Y SWP05Y SWP06Y SWP07Y SWP08Y SWP09Y SWP10Y SWP12Y SWP15Y SWP20Y SWP25Y SWP30Y SWP40Y
                  :  28.08  28.08  42.11  46.87  42.79  51.52  54.87  53.95  48.42  42.01  67.01  94.10 117.55 124.32  28.75  27.75
Report Generated  : Tue Apr 8 11:18:54 2003 (v.4.139) /home/abehlman/emikus/deals/cmbs/ge03c1/red/ge03c1_pricing.cmo,
                    /data/strgrp/tsy/mkt.level

                    0.0

  100.865125      4.737
  100.880750      4.735
  100.896375      4.733
  100.912000      4.731
  100.927625      4.729
  100.943250      4.727
  100.958875      4.725
  100.974500      4.723
  100.990125      4.721
  101.005750      4.719
  101.021375      4.717
  101.037000      4.714
  101.052625      4.712
  101.068250      4.710
  101.083875      4.708
  101.099500      4.706
* 101.115125      4.704
  101.130750      4.702
  101.146375      4.700
  101.162000      4.698
  101.177625      4.696
  101.193250      4.694
  101.208875      4.692
  101.224500      4.690
  101.240125      4.688
  101.255750      4.686
  101.271375      4.684
  101.287000      4.682
  101.302625      4.680
  101.318250      4.678
  101.333875      4.676
  101.349500      4.673
  101.365125      4.671

Ave Life          9.574
Ave Cashflow      8.074
Mod Dur           7.519
Window        9/11-1/13
Sprd/Av1        78.4/av
Sprd/AvCf      110.9/av
Sprd/Tsy       80.0/9.5
SwapSpd            33.7
Bond Loss          0.00
Coll Loss          0.00
Loss Pct          0.00%



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final
Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete.
Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus.
NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER
TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.